SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement ☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

AROTECH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party:
(4)	Date Filed:

Arotech Corporation
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on May 9, 2016

This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/arotech/2016

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2016 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of AROTECH CORPORATION.

Notice is hereby given that the Annual Meeting of Stockholders of Arotech Corporation will be held on May 9, 2016 at 10:00 a.m. local time at FAAC
Incorporated, 781 Avis Drive, Ann Arbor, Michigan 48108 for the following purposes:

(1)	To elect three Class III directors for a three-year term ending in 2019 and continuing until their successors are duly elected and qualified:
01 – Steven Esses
02 – Kenneth W. Cappell
03 – James J. Quinn

(2)	To consider and act upon a proposal to ratify the appointment of BDO USA, LLP as our independent auditors for the fiscal year ending December 31, 2016.

(3)	To consider and act upon a proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).

The Board of Directors recommends a vote FOR the election of the Class III director nominees listed and FOR Proposals 2  and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/arotech/2016. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your
   11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material

You must use the 11 digit control number located in the box below.

CONTROL NO.

Arotech Corporation
1229 Oak Valley Drive
Ann Arbor, MI 48108

The following proxy materials are available to you to review at: http://viewproxy.com/arotech/2016

- The 2015 Annual Report
- The Proxy Statement

            For directions to the Annual Meeting of Stockholders, please call (800) 281-0356

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857
or
By logging onto http://viewproxy.com/arotech/2016
or
By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.

PROXY CARD SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AROTECH CORPORATION
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2016

The undersigned, having received the Notice of the Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Arotech Corporation (the “Company”),  hereby appoint(s) Robert S. Ehrlich and Yaakov Har-Oz, and each of them, proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of the Company to be held at the offices of the Company’s subsidiary FAAC Incorporated, 781 Avis Drive, Ann Arbor, Michigan 48108 at 10:00 a.m. local time on Monday, May 9, 2016, and all postponements and adjournments thereof (the “Meeting”), and there to vote all shares of common stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may come before the Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the proxies intend to vote FOR the nominees and FOR proposals 2 and 3 as set forth herein and described in the Board of Directors’ Proxy Statement. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of stock for said Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of your Board of Directors, just sign on the reverse side. You need not mark any boxes.

PLEASE SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

Address changes/comments:

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held May 9, 2016.
The Proxy Statement and 2015 Annual Report to Stockholders are available at:
http://www.viewproxy.com/arotech/2016

Please mark your votes like this ☒
				FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote FOR the election of the Class III director nominees listed and FOR Proposals 2 and 3.				2. To consider and act upon a proposal to ratify the appointment of BDO USA, LLP as our independent auditors for the fiscal year ending ☐	☐	☐
1. To elect three Class III directors for a three-year term ending in 2019 and continuing until their successors are duly elected and qualified:	FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT	3. To consider and act upon a proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”). ☐	☐	☐
Nominees:	☐	☐	☐
01) Steven Esses 02) Kenneth W. Cappell 03) James J. Quinn

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.				Mark here if you plan to attend the meeting ☐

PLEASE SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

Date:

Signature

Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐
CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Shares on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Shares by Phone:
Call 1 (888) 693-8683
Use any touch-tone telephone to
vote your Shares. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.
MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.